                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

                         ------------------------------


                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  June 7, 1995
                                 Date of Report
                        (Date of earliest event reported)



                         SHURGARD STORAGE CENTERS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    0-23466             91-1080141
(State or other jurisdiction  (Commission File No.)    (IRS Employer
     of incorporation)                               Identification No.)


                          1201 Third Avenue, Suite 2200
                           Seattle, Washington  98101
          (Address of principal executive offices, including zip code)


                                 (206) 624-8100
              (Registrant's telephone number, including area code)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.   Description
- -----------   ------------------------------------------------------------------

1.1 Purchase Agreement and annexed Pricing Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-58693, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1 Opinion of Perkins Coie, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-58693, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1          Consent of Perkins Coie (contained in the opinion filed as Exhibit
              5.1 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-58693, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.


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                                    SIGNATURE

     Pursuant to the requirements of the Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                   SHURGARD STORAGE CENTERS, INC.


Dated:  June 5, 1995

                                   By          HARRELL L. BECK
                                     ---------------------------------------
                                     Harrell L. Beck, Senior Vice President,
                                     Chief Financial Officer, Treasurer and
                                     Director

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                                  EXHIBIT INDEX

Exhibit No.   Description
- -----------   ------------------------------------------------------------------

1.1 Purchase Agreement and annexed Pricing Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-58693, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

5.1 Opinion of Perkins Coie, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-58693, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

23.1          Consent of Perkins Coie (contained in the opinion filed as Exhibit
              5.1 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3, File No. 33-58693, under the Securities Act of 1933, as amended, and which, since this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.